Exhibit10.1

                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         THESE SECURITIES SUBSCRIBED FOR HEREUNDER HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S ("REGULATION S") PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNTS OR BENEFIT OF, U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND THOSE LAWS. NO HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

                                 March __, 1998

ITEX Corporation
10300 SW Greenburg Rd., Suite 370
Portland, OR  97223

Gentlemen:

         1. Purchase and Sale. ITEX Corporation, a Nevada corporation (the "Company"), has offered for sale outside the United States, pursuant to Regulation S ("Regulation S") of the United States Securities Act of 1933, as amended (the "Act"), shares of its convertible Series A Preferred Stock with the rights and privileges set forth in the resolutions attached as Exhibit A to this Agreement (the "Series A Preferred Stock"), having an aggregate value of up to $4,500,000, at the purchase price of $100.00 per Share, (the "Offering"). The undersigned purchaser (the "Purchaser") hereby tenders this subscription and applies for the purchase of that number of shares of Series A Preferred Stock as set forth below such Purchaser's name on the signature page hereof (the "Shares"). Upon acceptance by the Company of subscriptions to purchase 45,000 shares (with an aggregate purchase price of $4,500,000) a closing shall be held on or before March 15, 1998. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Shares by wire transfer to the escrow agent designated by the parties ("Escrow Agent") against delivery by the Company of the certificates representing the Shares. Time is of the essence in connection with this Subscription Agreement.

         2. Use of Proceeds. The Company intends to use the proceeds of this offering, net of costs and fees, for the purposes set forth in Exhibit B hereto.

         3. Representations and Warranties of Purchaser. In order to induce the Company to accept his subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

                a. (i) The Purchaser is not a U.S. person as that term is defined under Regulation S;

                        (ii) At the time the offer was made and the buy order for the Series A Preferred Stock was originated, Purchaser was outside the United States* and is outside of the United States as of the date of the execution and delivery of this Agreement;

                        (iii) Purchaser is purchasing the Series A Preferred Stock for its own account and not on behalf of any U.S. person or any other person, and the transaction has not been and will not be pre-arranged with a purchaser in the United States or as part of a scheme or plan to evade the Registration Provisions of the Act and Purchaser is acquiring the Series A Preferred Stock for investment purposes and not with a view towards distribution and has no present arrangement or intention to sell the Series A Preferred Stock or the common stock issuable upon conversion of the Series A Preferred Stock;

                        (iv) The Purchaser represents and warrants and hereby agrees that all offers and sales of the Series A Preferred Stock or of the common stock issuable upon conversion thereof (collectively, the "Securities") prior to the expiration of a period commencing on the date hereof and ending 40 days after the date of closing (the "Restricted Period") shall only be made in compliance with, and the Purchaser shall take all reasonable efforts to ensure compliance with, the safe harbor provisions contained in Regulation S, with which Purchaser is familiar, or pursuant to the registration of such securities under the Act or pursuant to an exemption from registration under the Act, and that all offers and sales after the expiration of the Restricted Period in the United States or to U.S. person shall be made only pursuant to such a registration or to such exemption from registration;

                        (v) The Purchaser represents and warrants and hereby agrees that during the Restricted Period, the Purchaser shall not take a short position or engage in hedging transaction directly or indirectly with regard to the Securities;

                        (vi) The Purchaser acknowledges and agrees that the Securities have not been registered under the Act and may not be offered or sold in the United States or to U.S. Persons unless the Securities are registered under the Act or an exemption from the registration requirements of the Act is available.

                        (vii) The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 under the Act) of the Company.

                  b. (i) The Purchaser has received and carefully reviewed the Company's latest Annual Report to shareholders and its most recent Annual Report on Form 10-K, as amended and its subsequent Quarterly Reports on Form 10-Q and Reports on Form 8-K

----------
         * See Appendix A atached hereto for definitions of "U.S.person" and "United States" under Regulation S.

         (collectively, the "SEC Reports"), and the certified copy of the Certificate of Designation for the Series A Preferred Stock;

                        (ii) The Purchaser understands, agrees and acknowledges that the Company intends to issue an additional 20,000 shares of its Series A Preferred Stock in a separate offshore offering concurrent herewith;

                        (iii) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering, and all such questions, if any, have been answered to the full satisfaction of the Purchaser;

                        (iv) The Purchaser is (a) an "accredited investor" (as that term is defined in Rule 501(a) of the Act), (b) has such knowledge and expertise in financial and business matters, (c) is capable of evaluating the merits and risks involved in an investment in the Securities, (d) acknowledges that an investment in the Securities entails a number of very significant risks and funds should only be invested by persons able to withstand the total loss of their investment, and (e) is able to withstand the total loss of the investment;

                        (v) Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement, the SEC Reports and the results of independent investigation by the Purchaser;

                        (vi) The Purchaser understands that the Securities are being offered and sold in part in reliance on specific exemptions from the registration requirements of the United States Federal and State securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities, and the Purchaser acknowledges that it is Purchaser's responsibility to satisfy itself as to the full observance by this Offering and the sale of the Securities to Purchaser of the laws of any jurisdiction outside the United States and Purchaser has done so;

                        (vii) The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and this Agreement is a legally binding obligation of the Purchaser enforceable against the purchaser in accordance with its terms;

                        (viii) Purchaser understands that in the view of the Securities and Exchange Commission (the "Commission") the statutory basis for the exemption claimed for the transaction would not be present if the Offering, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act and Purchaser confirms that its purchase is not part of any such plan or scheme. Purchaser is acquiring the Securities for investment purposes and has no present intention to sell the Securities in the United States or to a U.S. person or for the account or benefit of a U.S. Persons; and

                        (ix) In connection with the Offering neither the Purchaser nor any of its agents has engaged in any "directed selling efforts" (as that term is defined in Regulation S) nor has the Purchaser or to the best of its knowledge any of its agents conducted any general solicitation relating to the Offering to persons residing within the United States or to U.S. persons.

         3. Representations of the Company. The Company represents and warrants:

                a. The Company is a Reporting Issuer as defined by rule 902 of Regulation S. The Company has filed all material required to be filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the twelve months immediately preceding the date hereof. The common stock is approved for quotation on the NASDAQ Small Cap market.

                b. Offshore Transaction.

                        (i) The Company has not offered the Series A Preferred Stock to any person in the United States or to any U.S. person as that term is defined in Regulation S.

                        (ii) At the time the offer was made and the buy order was received, the Company and/or its agents reasonably believed that the purchaser in the Offering were outside of the United States and were not U.S. persons; and

                        (iii) The Company reasonably believes that the purchase of the Series A Preferred Stock pursuant to the Offering has not been pre-arranged with a purchaser in the United States.

                c. In connection with the Offering neither the Company nor any of its agents has engaged in any "directed selling efforts" (as that term is defined in Regulation S) nor has the Company or, to the best of its knowledge, any of its agents conducted any general solicitation relating to the Offering to persons residing within the United States or to U.S. persons.

                d. The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provision of (i) the Company's Certificate of Incorporation or By-laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation,
         (iv) or any judgment, decree or order of any court or governmental body having jurisdiction over the Company or any of its property.

                e. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business, taken as a whole.

                f. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Securities and the transactions contemplated by this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate action on behalf of the Company.

                g. Except as disclosed in the SEC Reports, or as set forth on a schedule attached hereto, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

                h. The Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under, this Agreement or, the Series A Preferred stock will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certification of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

                i. None of the Company's filings with the Commission since January 1, 1997 contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statement therein in light of the circumstances under which they were made, not misleading.

                j. There has been no material adverse change in the financial condition, earnings, business affairs or business prospects of the Company since the date of the Company's most recent Quarterly Report on Form 10-Q filed with the Commission.

                k. The authorized capital stock of Company consists of 45,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock, of which 65,000 shares are designated as Series A Preferred Stock. As of February 20, 1998, (i) 7,438,567 shares of Common Stock were issued and outstanding, (ii) options (the "Options") to purchase

         3,445,730 shares of Common Stock were issued and outstanding and (iii) warrants (the "Warrants") to purchase 1,467,848 shares of Common Stock were issued and outstanding or required to be issued (not including 50,000 warrants to be issued in connection with the Offering). Except for the shares of Series A Preferred Stock, the Options and the Warrants, there are outstanding no securities of the Company, any subsidiary or any third person convertible into or exercisable or exchangeable for shares of Common Stock. There are no outstanding obligations of the Company or any of its subsidiaries to repurchase, redeem or otherwise acquire any shares of Common Stock or any Options or Warrants.

                l. As of the date hereof, the conduct of the business of the Company complies in all material respects with all statutes, laws, regulations, ordinances, rules, judgments, orders or decrees applicable thereto. The Company has not received notice of any alleged violation of any statute, law, regulation, ordinance, rule, judgment, order or decree from any governmental authority which would materially adversely affect the business of the Company.

                m. There is no action pending for delisting of the Common Stock nor is the Company aware of any threatened action relating thereto.

         4. Resales.

                a. Purchaser acknowledges and agrees that the Securities may and will only be resold (i) in compliance with Regulation S; (ii) purchase to a Registration Statement under the Act; or (iii) pursuant to an exemption from registration under the Act.

                b. Purchaser further acknowledges and agrees that with respect to 50% of the shares of Common Stock issuable upon conversion of the Series A Preferred Stock, it will not offer, sell or otherwise transfer such shares until 75 days after the closing hereunder and issuance of the Shares.

         5. Acceptance of Subscriptions. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. This Agreement shall be null and void if the Company does not accept it as aforesaid. Upon acceptance by the Company and receipt of the total purchase price, the Company will issue one or more certificates for the full number of shares of Series A Preferred Stock subscribed for.

         6. Covenants of the Company. For so long as any Series A Preferred Stock held by the Purchaser remain outstanding, the Company covenants and agrees with the Purchaser that:

                  (a) It will reserve from its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion in full of the outstanding Series A Preferred Stock.

                (b) It will use its best efforts to maintain the listing of its Common Stock on the NASDAQ Small Cap Market.

                (c) After the expiration of the Restricted Period, it will cancel the stop transfer instructions previously given to its transfer agent with respect to and will not place a restrictive legend on the certificates representing shares of Common Stock issued upon conversion of the Series A Preferred Stock.

         7. Registration. If upon conversion of Series A Preferred Stock effected by the Purchaser pursuant to the terms of this Agreement an the terms of the Series A Preferred Stock the Company fails to issue certificates for shares of Common Stock issuable upon such conversion (the "Underlying Shares") to the Purchaser bearing no restrictive legend for any reason other than the Company's reasonable good faith belief that the representations and warranties made by the Purchaser in this Agreement or the Notice of Conversion were untrue when made, then the Company shall be required, at the request of the Purchaser and at the Company's expense, to effect the registration of the Underlying Shares issuable upon conversion of the Series A Preferred Stock under the Act and relevant Blue Sky laws as promptly as is practicable, pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit C.

         8.       Indemnification.

                  a. The Purchaser agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Purchaser of any representation, warranty or covenant made by it herein.

                  b. The Company agrees to indemnify the Purchaser and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the Company of any representation, warranty or covenant made by it herein.

         9. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: If to the Purchaser, to the address set forth on the signature page of this Agreement and if to the Company, to ITEX Corporation, 10300 SW Greenberg Rd., Suite 370, Portland, Oregon 97223 or to such other address as the Company or the Purchaser shall have designated to the other by like notice.

         10.  Restricted  Period;   Legend.   The  transaction   restriction  in
connection with this offshore offer and sale restrict Purchaser from offering and selling the Series A Preferred Stock to U.S. persons or for the account or benefit of a U.S. person for the Restricted Period. Rule 903(c)(2) governs the Restricted Period. Purchaser understands and agrees that the Company will instruct its transfer agent to place a stop transfer order on the Securities which shall be effective to prohibit transfers of the Securities to U.S. persons or for the account or benefit of U.S. persons during the Restricted Period. Purchase further understands and agrees, with respect to the certificates representing the Series A Preferred Stock, that such certificates will bear the following legend: "The shares represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended ("Act"), and have not been registered under the Act or the securities commission of any state under state securities law. These shares may not be offered, sold or otherwise transferred within the United States or to, or for the account of a "U.S. Person" (as that term is defined in Regulation S) unless the shares are registered under the Act and applicable state securities laws, or such offers, sales and transfers are made pursuant to available exemptions from the registration requirements of the Act and those laws." Following the expiration of the Restricted Period, the Company will, at the request of the Purchaser, cause its transfer agent to issue certificates within 5 days representing the Series A Preferred Stock or the common stock as may be applicable without any restrictive legend or stop transfer instructions.

         11.      Miscellaneous.

                (a) Except as specifically referenced herein, this Agreement constitutes the entire contract between the parties, and neither party shall be liable or bound to the other in any manner by any warranties, representations or covenants except as specifically set forth herein. Any previous agreement among the parties related to the transactions described herein is superseded hereby. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

                (b) Buyer is an independent contractor, and is not the agent of Seller. Buyer is not authorized to bind Seller, or to make any representations or warranties on behalf of Seller.

                (c) Seller makes no representations or warranty with respect to Seller, its finances, assets, business prospects or otherwise. Buyer will advise each purchaser, if any, and potential purchaser of the Securities, of the foregoing sentence, and that such purchaser is relying on its own investigation with respect to all such matters, and that such purchaser will be given access to any and all documents and Seller personnel as it may reasonably request for such investigation.

                (d) All representations and warranties contained in this Agreement by Seller and Buyer shall survive the closing of the transactions contemplated by this Agreement.

                (e) This Agreement shall be construed in accordance with the laws of Oregon applicable to contracts made and wholly to be performed within the State of Oregon and shall be binding upon the successors and assigns of each party hereto. Subject to Section 10(f), buyer and Seller hereby waive trial by jury and consent to exclusive jurisdiction and venue in the State of New York. This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

                (f) Any controversy or claim relating to this Agreement ("Arbitrable Dispute") shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") as such rules may be modified herein or as otherwise agreed by the parties in controversy. The forum for arbitration shall be New York, New York. Buyer and Seller agree to submit to the jurisdiction of the New York Courts for purposes of confirming any award.

         12. Escrow Agent. Company and Buyer hereby appoint the Escrow Agent to receive the proceeds of the sale of the Shares (the "Funds") and the certificates representing the Shares (hereinafter referred to together as the "Escrowed Property"), and to hold and disburse the Escrowed Property in accordance with the terms of this Agreement and Escrow Agent accepts such appointment on the following terms and conditions:

                (a) It is specifically understood and agreed that the only obligation of Escrow Agent hereunder is to disburse the Escrowed Property pursuant to the terms hereof, and Escrow Agent shall have no obligation to Company, Buyer or any other party whatsoever, including but not limited to any party claiming by or through Company or Buyer upon such disbursement.

                (b) Escrow Agent shall not be under any duty to give the Escrowed Property any greater degree of care than it gives its own similar property, and it shall have no liability hereunder, whether for negligence or otherwise, except for the intentional breach of its duties hereunder. Escrow Agent shall have no duties or responsibilities except those as expressly set forth herein, and no implied duties or obligations may be read into this Agreement against the Escrow Agent.

                (c) Escrow Agent may consult with counsel and shall be fully protected, indemnified and held harmless with respect to any action taken or omitted by Escrow Agent in good faith on advice of counsel.

                (d) Escrow Agent makes no representation as to the validity, value, genuineness or collectability of the Funds or of the Preferred Stock or any other document or instrument held by or delivered to Escrow Agent.

                (e) Company and Buyer hereby unconditionally agree to indemnify the Escrow Agent and hold it harmless from and against any and all taxes (except those taxes duly payable by Escrow Agent as a result of the compensation derived by Escrow Agent hereunder, but including any other federal, state and local taxes of any kind and other governmental charges), expenses, damages, actions, suits or other charges incurred by or brought or assessed against Escrow Agent:

                        (i) for anything done or omitted by Escrow Agent in the performance of its duties hereunder; or

                        (ii) on account of its acting in its capacity as Escrow Agent or stakeholder hereunder, except as a result of its intentional breach of its duties under this Agreement.

                (f) The agreements contained herein shall survive any termination of this Agreement and the duties of the Escrow Agent hereunder.


            [The remainder of this page is intentionally left blank]

         IN WITNESS WHEREOF, the Purchaser has executed this Offshore Securities Subscription Agreement on the date set forth below.

                                 SIGNATURE PAGE



-----------------------------------         ------------------------------------
Print Name                                  Print Name(s)



-----------------------------------         ------------------------------------
Signature                                   Signature(s)


         -----------------------------      ------------------------------------
         Print Name and Title of
         Person Signing

         Date:              , 1998
              --------------

Number of Shares of Series A
Preferred Stock Subscribed for:             ------------------


Purchase Price per Share:                   $100.00 U.S.

Total Purchase Price (Number of
Shares subscribed for multiplied
by $100 U.S. (Purchase Price per Share)):   $                 U.S.
                                             -----------------

                                  ITEX CORPORATION



                                  By:
                                     -------------------------------------------


                                  Accepted this      day of               , 1998

                         (Please print information below
                       exactly as you wish it to appear in
                           the records of the Company)



------------------------------------    ----------------------------------------
Name and capacity in which              Taxpayer I.D. Number
subscription is made                    or other I.D. Number


Address:



------------------------------------
Number and Street

------------------------------------
City               State    Zip Code


Please indicate form of ownership (if applicable):



------------------------------------    ----------------------------------------
Tenants-In-Common                       Joint Tenants with Right of Survivorship
(Both Parties must sign above)          (Both Parties must sign above)

                                  APPENDIX "A"

         Pursuant to Rule 902(o) and (p) of Regulation S, the terms "U.S. Person" and "United States" are defined as follows:

         (o)      U.S. Person. (1) "U.S. Person" means:

         (i)      Any natural person resident in the United States;

         (ii) Any partnership or corporation organized or incorporated under the laws of the United States;

         (iii)    Any estate of which any executor or administrator is a U.S.
person;

         (iv)     Any trust of which any trustee is a U.S. person;

         (v) Any agency or breach of a foreign entity located in the United States;

         (vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

         (vii) Any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, unless it is organized or incorporated and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

         (1) Notwithstanding paragraph (o)(1) of this rule, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. person."

         (2)      Notwithstanding   paragraph  (o)(1),  any  estate  of  which
any professional fiduciary acting as executor or administrator is a U.S. person shall not be deemed a U.S. person if:

                  (i) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the corpus of the estate; and

                  (ii) The estate is governed by foreign law.

         (3)      Notwithstanding   paragraph  (o)(1),   any  trust  of  which
any professional fiduciary acting as trustee is a U.S. person shall not be deemed a U.S. person if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person.

         (4) Notwithstanding paragraph (o)(1), an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. person.

         (5) Notwithstanding paragraph (o)(1), any agency or branch of a U.S. person located outside the United States shall not be deemed a "U.S. person" if:

                  (i) The agency or branch operates for valid business reasons; and

                  (ii) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located.

         (6) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, any other similar international organizations, their agencies, affiliates and pension plans shall not be deemed "U.S. persons."

         (p) United States. "United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

                                    EXHIBIT A
                                       to
                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


                    DESIGNATIONS OF SERIES A PREFERRED STOCK

                                    EXHIBIT B
                                       to
                   OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT


                                 USE OF PROCEEDS


The proceeds from the Offering, net of costs and fees, shall be used by the Company to acquire the remaining 50% of the outstanding stock of Barter Exchange International Corporation, a Nevada corporation.

             ADDENDUM TO OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         This   Addendum   to   Offshore   Securities   Subscription   Agreement
("Addendum"), dated of even date with that certain Offshore Securities Subscription Agreement, by and among, ITEX Corporation, a Nevada corporation (the "Company"), and each of the Purchasers thereunder (the "Agreement"), has been agreed to by the Company and each Purchaser (the "Parties") and amends and supersedes the Agreement, but only to the extent set forth herein.

         For good and valuable consideration, the sufficiency of which is acknowledged, the Parties agree as follows:

1.       Amendments.
         ----------

         a. Securities Offered. Every reference in the Agreement to "45,000 shares" shall be amended to read "53,500 shares."

         b. Aggregate Purchase Price. Every reference in the Agreement to "$4,500,000" (being the aggregate purchase price or value of the securities offered) shall be amended to read "$5,350,000."

         c. Closing Date. The date of the closing set forth in Paragraph 1 of the Agreement shall be changed from "March 15, 1998" to "April 7, 1998."

         d. No Additional Shares. Subparagraph 3(b)(ii) shall be amended in its entirety, as follows:

              "The Company shall not, during the 180 day period after the closing, issue any series of (i) debt securities convertible into common stock, or (ii) preferred stock convertible into common stock."

         e. Governing Law. In subparagraph 11(e), "Oregon" shall be replaced with "Nevada" wherever it occurs.

         f. No Arbitration. Subparagraph 11(f) shall be deleted in its entirety.

         g. Use of Proceeds. Exhibit B shall be amended and restated in its entirety, as follows:

              "The proceeds from the Offering, net of costs and fees, shall be used by the Company for general corporate purposes, including, to acquire the remaining 50% of the outstanding stock of Barter Exchange International Corporation, a Nevada corporation."

2.       Miscellaneous.
         -------------

         a. This Addendum shall be construed in accordance with the laws of Nevada applicable to contracts made and wholly to be performed within the State of Oregon and shall be binding upon the successors and assigns of each party hereto.

         b. This Addendum may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.

             [The remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, the Parties have executed this Addendum to Offshore Securities Subscription Agreement as of the date first set forth above.

ITEX Corporation



By:
   ------------------------------
   name:
   title:



[Purchasers must sign exactly as the Offshore Securities Subscription Agreement was signed]

INDIVIDUAL PURCHASER:



---------------------------------
print name:


ENTITY PURCHASER:

name of entity:
               ------------------


---------------------------------
By:
Title: